OTHER (EXPENSE)/INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of Other Income and Expense [Abstract]
Schedule of Total Other Income / (Expense)
The following table summarizes the total other income/(expense), net:

(Dollars in millions)	2025	2024	2023
Foreign currency exchange (loss) gain, net	$(168.8)	$109.3	$(28.2)
Other income, net	4.0	2.5	3.4
Total other (expense)/income, net	$(164.8)	$111.8	$(24.8)